Short-Term Debt (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Short-term Debt [Line Items]
Buyers credit	$ 27	1,497	1,258
Other bank loans	170	9,270	9,798
Current portion of long-term debt	383	20,875	5,061
Total	580	31,642	16,117
Maximum amount of bank debt outstanding during the year	397	21,622	15,075
Weighted average interest rate	3.28%	3.28%	2.57%
Unutilized lines of short-term credit	$ 204	11,135	5,921